UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K/A
__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2020

PACIFIC OAK STRATEGIC OPPORTUNITY REIT, INC.
(Exact name of registrant specified in its charter)
______________________________________________________

Maryland	000-54382	26-3842535
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

11766 Wilshire Blvd., Suite 1670
Los Angeles, California 90025
(Address of principal executive offices)

Registrant’s telephone number, including area code: (424) 208-8100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
As previously disclosed in the Current Report on Form 8-K of Pacific Oak Strategic Opportunity REIT, Inc. (the “Company” or “POSOR I”) filed with the Securities and Exchange Commission (“SEC”) on October 5, 2020, Pacific Oak Strategic Opportunity REIT II, Inc. ("POSOR II") merged with and into, Pacific Oak SOR II, LLC, an indirect subsidiary of POSOR I (“Merger Sub”) (the “Merger”). The Company is filing this Current Report on Form 8-K/A to amend the Current Report on Form 8-K filed with the SEC on October 5, 2020, to provide the required financial information related to the Merger.
(a) Financial Statements of Business Acquired
The audited financial statements for POSOR II as of December 31, 2019 and December 31, 2018 and for the years in the period ended December 31, 2019 are attached as Exhibit 99.1 hereto and are incorporated by reference herein. The financial statements for POSOR II as of September 30, 2020 are attached as Exhibit 99.2 hereto and are incorporated by reference herein.
(b) Pro Forma Financial Information
The pro forma financial information of POSOR I required pursuant to Article 11 of Regulation S-X as of, and for, the nine months ended September 30, 2020 and for the year ended December 31, 2019 is attached as Exhibit 99.3 hereto and is incorporated by reference herein.

(d)	Exhibits

Ex.	Description

99.1	Audited financial statements of POSOR II as of December 31, 2019 and December 31, 2018 and for the three years in the period ended December 31, 2019

99.2	Unaudited financial statements of POSOR II as of September 30, 2020

99.3	Unaudited pro forma condensed financial information of POSOR as of September 30, 2020 and for the year ended December 31, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC OAK STRATEGIC OPPORTUNITY REIT, INC.

Dated: December 17, 2020	BY:	/s/ Michael A. Bender
Michael A. Bender
Chief Financial Officer, Treasurer and Secretary